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                                                                   EXHIBIT 10.3

                      FIRST AMENDMENT TO SECURITY AGREEMENT


     This First Amendment to Security Agreement (the "Amendment") is made as of this 7th day of September, 2001 by and between Enesco Group, Inc. (the "Debtor") and Fleet National Bank (the "Secured Party").

                                    RECITALS

     The Debtor and Secured Party are parties to a certain Security Agreement dated as of April 6, 2001 (the "Security Agreement") pursuant to which the Debtor has granted to the Secured Party security interests in the Accounts, Inventory and certain related personal property of the Debtor as further described in the Security Agreement. The Debtor and Secured Party have agreed to amend the terms of the Security Agreement as set forth hereinbelow. All capitalized terms used herein shall have their meanings as defined in the Security Agreement.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Debtor and Secured Party agree that the Security Agreement is amended as follows:

     1. The last two paragraphs of Section 2 are deleted in their entirety.

     2. The Debtor hereby grants to the Secured Party as security for the Secured Obligations a security interest in and lien on all of the Accounts of the Debtor arising pursuant to a certain license agreement between the Debtor and Warner Bros. dated June 28, 2000 with respect to the Debtor's "Harry Potter" product line, whether such Accounts of the Debtor are now existing or hereafter acquired or arising, together with any and all additions thereto and replacements therefor and the proceeds and products thereof.

     3. Except as amended, modified or supplemented by this Amendment, all of the terms, conditions, covenants, provisions, representations, warranties and conditions of the Security Agreement shall remain in full force and effect and are hereby acknowledged, ratified, confirmed and continued as if fully restated hereby.

     4. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof or contained in the Security Agreement.

     5. It is the intention of the parties hereto that this Amendment shall not constitute a novation and shall in no way adversely affect or impair the validity or priority of any lien on any collateral granted, pledged or mortgaged as security for the payment and performance of the liabilities and obligations of the Debtor under the Security Agreement.




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     6. The Debtor hereby confirms and ratifies the obligations established under the Security Agreement, as amended hereby, and the continuing and continuous security interests, in, of and to all Collateral granted pursuant to the Security Agreement.

     7. This Amendment is to be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

     8. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties thereto may execute this Agreement by signing any such counterpart. This Amendment shall be effective when it has been executed by the Debtor and the Secured Party.


                         [SIGNATURES ON FOLLOWING PAGE]





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Witness                        FLEET NATIONAL BANK



                               By:           /s/Rick Zilewicz
                                   --------------------------------------------
                                   Its       Regional President


                               ENESCO GROUP, INC.



                               By:           /s/Jeffrey W. Lemajeur
                                   --------------------------------------------
                                   Name:     Jeffrey W. Lemajeur
                                         --------------------------------------
                                   Title:    Treasurer and CFO
                                         --------------------------------------